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                                                      EXHIBIT 10.1
                                                      Subject to Completion

                         FORM OF LOAN PURCHASE AGREEMENT

            This Loan Purchase Agreement (the "Agreement") is made as of _________, 199_, between Morgan Stanley ABS Capital I Inc., a Delaware corporation (the "Depositor") and ____________ Home Equity Loan Trust 199_-__ (the "Issuer"), a Delaware statutory business trust.

Section 1.  Representations and Warranties.

            1. Representations and Warranties of the Parties. The Depositor and the Issuer, each as to itself and not the other, hereby represents, warrants and agrees that:

            (a) Authorization. The execution, delivery and performance of this Agreement by it are within its respective powers and have been duly authorized by all necessary action on its part.

            (b) No Conflict. The execution, delivery and performance of this Agreement will not violate or conflict with (i) its charter, bylaws or trust agreement, (ii) any resolution or other corporate action by it, (iii) any decisions, statutes, ordinances, rulings, directions, rules, regulations, orders, writs, decrees, injunctions, permits, certificates or other requirements of any court or other governmental or public authority in any way applicable to or binding upon it, and (iv) will not result in or require the creation, except as provided in or contemplated by this Agreement, of any lien, mortgage, pledge, security interest, charge or encumbrance of any kind upon the Original Mortgage Loans.

            (c) Binding Obligation. This Agreement has been duly executed by it and is its valid and binding obligation, enforceable against it in accordance with this Agreement's terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally, and by general principles of equity.

Section 2. Additional Representations, Warranties and Agreements of the
Depositor.

            The Depositor represents and warrants to, and agrees with, the Issuer that the Depositor has good and valid title to the home equity loans identified in Schedule ___ of the Indenture [Pooling and Servicing Agreement] (the "Mortgage Loans") free and clear of all liens, mortgages, deeds of trust, pledges, security interests, charges, encumbrances or other claims, and, upon transfer to the Issuer, the Issuer will receive good, valid and marketable title to all of the Mortgage Loans, free and clear of any liens, mortgages, deeds of trust, pledges, security interests, charges, encumbrances or other claims.

Section 3. Conveyance of Mortgage Loans.

            The Depositor, concurrently with the execution and delivery hereof, hereby sells, transfers, assigns, sets over and otherwise conveys to the Issuer Fund, without recourse, all of the Depositor's right, title and interest in and to (a) the Mortgage Loans, including the Related Documents and all interest and principal received or receivable by the Depositor on or with respect to the Mortgage Loans after the Cut-Off Date and all interest and principal payments on the Mortgage Loans received prior to the Cut-off Date in respect of installments of interest and principal due thereafter, but not including payments of interest and principal due and payable on the Mortgage Loans on or before the Cut-off Date, and all other proceeds received in respect of such Mortgage Loans, (b) the Depositor's rights under the Master Servicing Agreement, (c) the Insurance Policies, if any, (d) all cash, instruments or other property held or required to be deposited in the Collection Account or the Payment Account, (e) all Additional Balances and (f) all proceeds of the conversion, voluntary or involuntary, of any of the foregoing into cash or other liquid assets, including, without limitation, any and all Insurance Proceeds,
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Liquidation Proceeds and condemnation awards. On or prior to the Closing Date, the Depositor shall deliver, or cause to be delivered, to the Indenture Trustee the Trustee Loan File for each Mortgage Loan. Such delivery of the Trustee Loan Files shall be made against delivery by (i) the Indenture Trustee of the Notes and (ii) the Issuer of the Trust Certificate(s), in each case to or upon the order of the Depositor.

Section 4. Intention of Parties.

            It is the express intent of the parties hereto that the conveyance of the Mortgage Loans by the Depositor to the Issuer each be, and be construed as, an absolute sale thereof. It is, further, not the intention of the parties that such conveyances be deemed a pledge thereof. However, in the event that, notwithstanding the intent of the parties, such assets are held to be the property of the granting party, or if for any other reason this Agreement is held or deemed to create a security interest in the Mortgage Loans, then (i) this Agreement shall be deemed to be a security agreement within the meaning of the Uniform Commercial Code of the State of __________ and (ii) the conveyances provided for in this Agreement shall be deemed to be an assignment and a grant by the Depositor to the Issuer of a security interest in all of the assets transferred, whether now owned or hereafter acquired.

            The Depositor and the Issuer shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement. The Depositor shall arrange for filing any Uniform Commercial Code continuation statements in connection with any security interest granted or assigned hereunder.

Section 5. Miscellaneous.

            (a) Amendments, Etc. No rescission, modification, amendment, supplement or change of this Agreement shall be valid or effective unless in writing and signed by the parties to this Agreement.

            (b) Binding Upon Successors, Etc. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties to this Agreement and their respective legal representatives, heirs, successors or assigns.

            (c) Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

            (d) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

            (e) Headings. The headings of the several parts of this Agreement are inserted for convenience of reference and are not intended to be a part of or affect the meaning or interpretation of this Agreement.

            (f) Authorization. The Depositor, pursuant to Section [6.03] of the Trust Agreement, dated as of _______ __, 199_, between the Owner Trustee and the Depositor, as Depositor, hereby authorizes and directs the Owner Trustee to enter into this Agreement.

            (g) Definitions. Capitalized terms not otherwise defined herein have the meanings ascribed to such terms in the Indenture dated as of _________, 199_ between the Issuer and ___________________________ _______, as owner trustee.


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            IN WITNESS WHEREOF, each party has caused this Loan Purchase
Agreement to be executed by its duly authorized officer or officers as of the day and year first above written.


                                      MORGAN STANLEY ABS CAPITAL I INC.


                                      By:___________________________________
                                      Name:
                                      Title:


                                      _______________________________
                                      TRUST 199_-_


                                      By:___________________________________
                                      not in its individual capacity but solely
                                      as Owner Trustee


                                      By:___________________________________
                                      Name:
                                      Title:



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